Dreyfus
BASIC Municipal
Bond Portfolio



ANNUAL REPORT August 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            20   Financial Highlights

                            21   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                         Dreyfus BASIC Municipal Bond Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus BASIC Municipal Bond Portfolio, covering the 12-month period from September 1, 2001 through August 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas Gaylor.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as high quality municipal securities, rallied as investors pushed back their expectations of the timing of interest-rate hikes. On the other hand, the war on terrorism, instability in the Middle East and new disclosures of questionable accounting practices among U.S. corporations generally hurt bonds that are credit sensitive, such as lower rated and tax-exempt corporate bonds.

Although negative investor sentiment has created a challenging market environment over the near term, we believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that a moderate expansion of economic activity and profits is likely. In addition, the reliability of financial statements, which has weighed heavily on the markets so far in 2002, should improve in 2003 and 2004, due in part to recent legislation.

Nonetheless, if you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus BASIC Municipal Bond Portfolio perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the portfolio achieved a total return of 4.72% .(1) The Lehman Brothers Municipal Bond Index, the portfolio's
benchmark,   achieved   a  total  return  of  6.24%  for  the  same  period.(2)
Additionally, the portfolio is reported in the Lipper General Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 4.58%.(3)

We attribute the portfolio's strong overall return to declining interest rates early in the reporting period, as well as surging investor demand for tax-exempt securities throughout the reporting period. The portfolio's total return lagged that of its benchmark primarily because of the lingering effects of the recession on tax-exempt corporate bonds, which the portfolio held. However, the portfolio still outperformed its Lipper category average.

What is the portfolio's investment approach?

The portfolio seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. In pursuit of this objective, we conduct a rigorous analysis of each individual bond's structure. Our bond structure analysis helps identify bonds that will assist us in maximizing income and achieving a competitive total return, which is the combination of income earned and bond price changes over a period of time.

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that the prices of these bonds will rise as they return to favor over time

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

We also look for bonds that potentially can provide consistently high current yields. We often find such opportunities in modest premium bonds. We not only look for bonds that we expect to provide highly competitive yields, but we also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the portfolio's performance?

When the reporting period began, the U.S. economy was in recession, and existing economic weakness was soon intensified by the September 11 terrorist attacks. In an attempt to stimulate renewed economic growth, the Federal Reserve Board (the "Fed") continued to reduce interest rates, driving the benchmark federal funds rate to its lowest level in 40 years. With few inflationary pressures on the horizon, long-term municipal bond prices generally rose in this environment and their yields fell.

In addition, a highly volatile stock market caused a "flight to quality" among investors seeking a relatively stable investment alternative. As a result, investor demand for high quality tax-exempt bonds rose throughout the reporting period, more than offsetting an increase in supply and causing municipal bond prices to rally further.

In this environment, the portfolio benefited from its holdings of discount bonds. As these bonds returned to favor among investors, we sold them at attractive prices. We generally redeployed those assets to "cushion bonds," which had fallen out of favor as interest rates declined. Cushion bonds are relatively defensive, income-oriented securities selling either at face value or at modest premiums to the prices they will command when redeemed early by their issuers. They tend to perform best when the economy improves, interest rates rise and the municipal bond market declines. This shift in emphasis from discount bonds to cushion bonds caused a reduction in the portfolio's average duration, a measure of sensitivity to changing interest rates. This also contributed to the portfolio's defensive posture.

Although our strategy of holding out-of-favor bonds until they return to favor worked well during the reporting period, performance might have been better had it not been for certain tax-exempt corporate bonds issued on behalf of steel manufacturers. Although they comprised a very small portion of the portfolio's assets, these bonds eroded overall returns when their prices fell.

What is the portfolio's current strategy?

As of the end of the reporting period, the economic recovery has not been strong enough to warrant interest-rate hikes, and the municipal bond market has continued to rally. As a result, the portfolio's defensive posture has not yet benefited performance.

Nonetheless, we have continued to maintain a defensive strategy that focuses on out-of-favor, income-oriented bonds. This strategy is designed to produce competitive levels of tax-exempt income in today' s low interest-rate environment, while potentially preserving capital if and when interest rates begin to rise. Although we do not expect the Fed to increase short-term interest rates in the immediate future, we expect it to do so when the economy gains sufficient momentum.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus BASIC Municipal Bond Portfolio and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 8/31/02

                                                                Inception                                                From
                                                                  Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                        5/6/94             4.72%              5.73%             7.00%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BASIC MUNICIPAL BOND PORTFOLIO ON 5/6/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/6/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX, UNLIKE THE PORTFOLIO, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE PORTFOLIO. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS


August 31, 2002

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.8%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.4%

Florence, Warrants 5.75%, 9/1/2015 (Insured; MBIA)                                            1,000,000                1,095,720

CALIFORNIA--5.1%

California, GO 5.25%, 10/1/2016                                                               4,070,000                4,216,764

California Veterans GO 5.45%, 12/1/2024 (Insured; FSA)                                        3,430,000                3,488,070

Fullerton Joint Union High School District

   5%, 8/1/2018 (Insured ; FSA)                                                                 760,000  (a)             801,625

Los Angeles County Metropolitan Transportation Authority,

  Sales Tax Revenue

   5.625%, 7/1/2018 (Insured; MBIA)                                                           1,000,000                1,042,510

Nevada Joint Union High School District

  (Nevada and Yuba Counties)

   GO 5%, 8/1/2022 (Insured; FSA)                                                             1,160,000                1,187,759

Walnut Valley, Unified School District

   6.50%, 8/1/2019 (Insured; FGIC)                                                            1,765,000                1,874,395

COLORADO--3.4%

Aurora, Water 4.75%, 11/1/2012                                                                3,750,000                3,788,700

Colorado Health Facilities Authority,

  Revenue (Porter Place)

   5.875%, 1/20/2020                                                                          1,940,000                2,061,463

Northwest Parkway Public Highway Authority,

   Senior Revenue Zero Coupon,
   6/15/2026 (Insured; FSA)                                                                  10,000,000                2,491,300

CONNECTICUT--.8%

Waterbury Housing Authority, Mortgage Revenue

   (Waterbury NSA II) 5.45%, 7/1/2023 (Insured; AMBAC)                                        2,000,000                2,000,680

DELAWARE--5.5%

Delaware Housing Authority, Revenue 5.40%, 7/1/2024                                           2,000,000                2,055,000

Delaware Transportation Authority,

  Transportation System Revenue

   5%, 7/1/2018 (Insured; FGIC) (Prerefunded 7/1/2010)                                        5,550,000  (b)           6,134,026

Sussex County 5.70%, 10/15/2012                                                               3,250,000                3,388,320

The City of Wilmington, Multifamily Housing Revenue

  (GNMA Collateralized Mortgage
  Loan--Market Street Mews Project)

   5.45%, 9/20/2022                                                                           2,000,000                2,066,180

FLORIDA--5.6%

Florida State Board of Education Capital Outlay

  (Public Education):

      4.50%, 6/1/2021                                                                         3,000,000                2,901,960

      4.50%, 6/1/2022 (Insured; FSA)                                                          5,810,000                5,578,007

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Jacksonville Electric Authority, Revenue:

   5%, 10/1/2013                                                                              1,000,000                1,030,630

   (Saint John's River) 5.50%, 10/1/2013                                                      1,770,000                1,823,542

Miramar, Public Service Tax Revenue

   6.15%, 10/1/2024 (Insured; FGIC)                                                           1,000,000                1,013,170

Winter Park, Water and Sewer Revenue

   5.375%, 12/1/2019 (Insured; AMBAC)                                                         1,525,000                1,644,575

GEORGIA--.7%

De Kalb County Housing Authority, MFHR

  (Longleaf Apartments Project)

   5.45%, 10/20/2024                                                                          1,545,000                1,611,111

IDAHO--3.6%

Boise State University, Revenues

   5.375%, 4/1/2022 (Insured; FGIC)                                                           3,000,000                3,158,250

Caldwell, Parity Lien Sewer Revenue

   5.75%, 9/1/2018 (Insured; FSA)                                                             2,625,000                2,938,897

Idaho Housing and Finance Association:

   5.55%, 1/1/2033                                                                              760,000                  779,418

   (Single Family Mortgage) 5.625%, 7/1/2015                                                  1,835,000                1,923,429

KENTUCKY--.4%

Kentucky Turnpike Authority,

  Economic Development Road Revenue

  (Revitalization Projects):

    5.625%, 7/1/2010 (Insured; AMBAC)

      (Prerefunded 7/1/2005)                                                                    745,000  (b)             833,491

      5.625%, 7/1/2010 (Insured; AMBAC)                                                         255,000                  280,503

LOUISIANA--2.6%

Louisiana Office Facilities Corp., LR

  (Capital Complex Program)

   5.25%, 3/1/2017 (Insured; MBIA)                                                            3,000,000                3,172,260

Orleans Parish School Board

   5.20%, 2/1/2014 (Insured; FGIC)                                                            3,000,000                3,138,420

MAINE--2.7%

Maine Health and Higher Educational

  Facilities Authority, Revenue

   6.25%, 7/1/2009 (Insured; FSA)
   (Prerefunded 9/3/2002)                                                                       120,000  (b)             121,249

Maine Housing Authority (Mortgage Purchase):

   5.85%, 11/15/2020                                                                          1,350,000                1,426,734

   5.35%, 11/15/2021                                                                          5,000,000                5,140,300


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND--11.1%

Baltimore County, PCR (Bethlehem Steel Corp.)

   7.55%, 6/1/2017                                                                            4,150,000  (c)             327,850

Community Development Administration

  Maryland Department of Housing and

  Community Development:

      Housing 5.95%, 7/1/2023                                                                 4,005,000                4,220,028

      Multi-Family Housing Revenue

      (Insured Mortgage Loans)

         5.30%, 5/15/2022                                                                     1,000,000                1,033,730

      Residential Revenue:

         5.30%, 9/1/2012                                                                        900,000                  954,144

         5.40%, 9/1/2013                                                                        845,000                  892,151

         5.55%, 9/1/2015                                                                        885,000                  934,091

         (Single Family Program)
            4.75%, 4/1/2013                                                                   2,090,000                2,171,677

Maryland Health and Higher Educational

  Facilities Authority, Revenue:

      (Doctors Community Hospital) 5.50%, 7/1/2024                                            3,500,000                3,212,580

      (Johns Hopkins University Issue) 6%, 7/1/2039

         (Prerefunded 7/1/2009)                                                               4,095,000  (b)           4,825,384

Northeast Waste Disposal Authority, Solid Waste Revenue

  (Montgomery Resource Recovery Project):

      6.20%, 7/1/2010                                                                         3,130,000                3,294,920

      6.30%, 7/1/2016                                                                           310,000                  324,967

Prince Georges County, Revenue

   (Dimensions Health Corp.) 5.30%, 7/1/2024                                                 10,560,000                5,403,763

MASSACHUSETTS--3.2%

Boston 4.25%, 11/1/2018 (Insured; MBIA)                                                       2,290,000                2,264,810

Massachusetts Bay Transportation Authority

   5.50%, 3/1/2022 (Insured; MBIA)                                                            1,000,000                1,025,460

Massachusetts Development Finance Agency, Revenue

  (Housing Program--Caritas Communities Inc. Projects)
  5%, 7/15/2022

   (LOC; Fleet Bank of Massachusetts)                                                         1,500,000                1,515,645

Massachusetts Health and Educational

  Facilities Authority, Revenue

  (Mount Auburn Hospital Issue)

   6.30%, 8/15/2024 (Insured; MBIA)                                                             750,000                  816,825

Massachusetts Housing Finance Agency,

   SFHR 7.125%, 6/1/2025                                                                        360,000                  366,808

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Industrial Finance Agency,

  Health Care Facility Revenue

  (Metro Health Foundation Inc. Project)

   6.75%, 12/1/2027                                                                           1,000,000                  939,010

Massachusetts Water Resources Authority

   5.50%, 3/1/2017 (Insured; MBIA)                                                            1,050,000                1,084,251

MICHIGAN--3.9%

Cadillac Area Public Schools

   5.375%, 5/1/2017 (Insured; FGIC)                                                           1,665,000                1,728,786

Kalamazoo Hospital Finance Authority,

  Hospital Facility Revenue

  (Burgess Medical Center)

   6.25%, 6/1/2014 (Insured; FGIC)                                                            1,000,000                1,216,090

Livingston County (Marion Sanitary
   Sewer Systems Number 1)

   5.125%, 6/1/2019                                                                           2,100,000                2,151,471

Michigan Municipal Bond Authority, Revenue:

  (Local Government Loan Program)

      6.125%, 12/1/2018 (Insured; FGIC)                                                         750,000                  828,518

   (Pooled Project--State Revolving Fund)

      5.625%, 10/1/2019 (Prerefunded 4/1/2006)                                                1,000,000  (b)           1,132,040

   (Revolving Fund) 5.40%, 10/1/2014

      (Prerefunded 10/1/2003)                                                                 2,500,000  (b)           2,658,400

MINNESOTA--1.5%

Minnesota Housing Finance Agency, SFHR

   6.90%, 7/1/2022                                                                              125,000                  129,144

Southern Minnesota Municipal Power Agency,

   Power Supply System Revenue 5%, 1/1/2012                                                   3,600,000                3,683,520

MISSOURI--3.8%

Cape Girardeau County Industrial Development Authority,

  MFHR (Cape La Croix)

   6.40%, 6/20/2031                                                                           1,245,000                1,314,969

Missouri Housing Development Commission, MFHR:

   5.25%, 12/1/2016                                                                           2,735,000                2,881,240

   5.375%, 12/1/2018                                                                          2,500,000                2,618,550

Missouri Western State College, Revenue

  (Housing System)

   5.25%, 10/1/2011 (Insured; MBIA)                                                           1,000,000                1,037,230


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSOURI (CONTINUED)

Saint Louis County Regional Convention

  and Sports Complex Authority

  (Convention and Sports Project)

   5.50%, 8/15/2013 (Insured; MBIA)                                                           1,500,000                1,579,230

MONTANA--1.4%

Montana Board of Housing, Single Family Mortgage

   5.60%, 12/1/2023                                                                           3,385,000                3,465,495

NEBRASKA--1.0%

Municipal Energy Agency of Nebraska,

  Power Supply System Revenue

   5.25%, 4/1/2016 (Insured; AMBAC)                                                           2,305,000                2,499,012

NEW HAMPSHIRE--3.1%

New Hampshire Higher Educational

  and Health Facilities Authority, HR

   (Androscoggin Valley Hospital) 5.75%, 11/1/2017                                            1,475,000                1,523,542

New Hampshire Housing Finance Authority:

  Multi-Family Revenue:

      5.05%, 7/1/2012                                                                         2,255,000                2,361,842

      5.15%, 7/1/2013                                                                         3,480,000                3,631,902

      Mortgage Revenue 6.85%, 7/1/2014                                                          105,000                  108,733

NEW JERSEY--.7%

New Jersey Housing and Mortgage Finance Agency,

  Home Buyer Revenue

   6.70%, 4/1/2016 (Insured; MBIA)                                                              430,000                  448,993

New Jersey Turnpike Authority, Turnpike Revenue

   6.50%, 1/1/2016                                                                            1,000,000                1,228,910

NEW MEXICO--.8%

New Mexico Finance Authority,
  Court Facilities Fee Revenue

   5%, 6/15/2016 (Insured; MBIA)                                                              1,920,000  (a)           2,025,331

NEW YORK--2.8%

New York State Dormitory Authority, Revenues

  (Marist College)

   6%, 7/1/2022 (Insured; MBIA)                                                               1,700,000                1,741,514

New York State Environmental Facilities Corp., PCR

   (Water Revolving Fund) 5.25%, 6/15/2015                                                    5,000,000                5,203,300

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA--3.4%

North Carolina Housing Finance Agency

   (Home Ownership) 5.875%, 7/1/2031                                                          8,190,000                8,533,079

OHIO--1.3%

Franklin County Convention Facilities Authority,

  Tax and Lease Revenue Anticipation Bonds

   5.85%, 12/1/2019 (Insured; MBIA)                                                           1,000,000                1,028,150

Hamilton County, Hospital Facilities Revenue

  (Bethesda Hospital)

   6.25%, 1/1/2012 (Prerefunded 1/1/2003)                                                     1,000,000  (b)           1,036,350

Lorain, Hospital Improvement Revenue

  (Lakeland Community Hospital, Inc.)

   6.50%, 11/15/2012                                                                          1,000,000                1,031,610

OREGON--1.4%

Oregon Bond Bank, Revenue

  (Economic Community Development Department)

   5.50%, 1/1/2014 (Insured; MBIA)                                                            1,190,000                1,304,157

Oregon Housing and Community Services
   Department, SFMR (Mortgage Program)

   6.45%, 7/1/2026                                                                              685,000                  717,353

Sweet Home School District Number 55, Linn County, GO

   5.50%, 6/15/2020 (Insured; FSA)                                                            1,375,000                1,487,846

PENNSYLVANIA--8.0%

Allegheny County Hospital Development Authority,

  Health System Revenue Catholic Health East Issue

   5.375%, 11/15/2022                                                                         1,500,000                1,505,130

Allentown School District Zero Coupon,

   2/15/2016 (Insured; FGIC)                                                                  2,500,000                1,333,475

Dauphin County General Authority,

  Office and Packaging Revenue (Riverfront Office)

   6%, 1/1/2025                                                                               2,000,000                1,795,200

Pennsylvania Economic Development Financing Authority,

   RRR (Northampton Generating) 6.50%, 1/1/2013                                               3,000,000                3,049,410

Pennsylvania Housing Finance Agency,

  Single Family Mortgage:

      6.75%, 4/1/2016                                                                         2,700,000                2,787,507

      6.875%, 10/1/2024                                                                       2,300,000                2,384,226

Philadelphia, Gas Works Revenue

   6.375%, 7/1/2026 (Insured; CMAC)                                                           2,685,000                2,830,634

Philadelphia Hospitals and Higher Education

  Facilities Authority, Revenue (Jefferson Health Systems)

   5%, 5/15/2011                                                                              1,410,000                1,481,797


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Washington County Industrial Development Authority,

  PCR (West Penn Power Co.)

   6.05%, 4/1/2014 (Insured; AMBAC)                                                           2,500,000                2,766,200

RHODE ISLAND--.8%

Rhode Island Consolidation Capital Development Loan

   5.60%, 8/1/2010 (Insured; FGIC)                                                            1,620,000                1,771,632

Rhode Island Housing and Mortgage Finance Corp.

   (Homeownership Opportunity) 6.50%, 4/1/2027                                                  200,000                  204,354

SOUTH CAROLINA--1.9%

South Carolina, State School Facilities 3.50%, 1/1/2015                                       5,000,000                4,700,050

TENNESSEE--1.3%

Knox County Health, Educational and
  Housing Facilities Board, Hospital Facilities Revenue

   (Baptist Health Systems East Tennessee)
   6.50%, 4/15/2031                                                                           2,000,000                2,059,340

Sullivan County Industrial Board, Revenue
   6.35%, 7/20/2027                                                                           1,000,000                1,059,200

Tennessee Housing Development Agency

   (Mortgage Finance) 6.90%, 7/1/2025                                                           210,000                  218,923

TEXAS--10.6%

Alliance Airport Authority, Special Facilities Revenue

  (American Airlines Inc., Project)

   7.50%, 12/1/2029                                                                             500,000                  332,185

Austin, Utility Systems Revenue

   5.125%, 11/15/2016 (Insured; FSA)                                                          2,000,000                2,073,780

Austin Convention Enterprises Inc.,

  Convention Center Hotel First Tier Revenue

   6.60%, 1/1/2021                                                                            1,500,000                1,539,420

Crosby Independent School District

  (Permanent School Fund Guaranteed)

   Zero Coupon, 2/15/2017                                                                     1,655,000                  821,923

Dallas 5.25%, 2/15/2018                                                                       1,000,000                1,048,170

Frisco Independent School District

  (Permanent School Fund Guaranteed):

      4.625%, 8/15/2022                                                                       3,745,000                3,594,002

      (School Building) 5.40%, 8/15/2023                                                      2,000,000                2,018,600

Houston Airport Systems, Special Facilities Revenue

   (Continental Airlines) 7.375%, 7/1/2022                                                    5,000,000                4,126,900

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Little Elm Independent School District

  (Permanent School Fund Guaranteed)

  Zero Coupon, 8/15/2022                                                                      1,285,000  (a)             409,697
McKinney Independent School District

  (Permanent School Fund Guaranteed)

   5.375%, 2/15/2019                                                                          1,500,000                1,580,895

Mesquite, Health Facilities Development

  (Christian Retirement Facility)

   6.40%, 2/15/2020                                                                           1,500,000                1,443,600

North Harris Montgomery Community College District

   5.375%, 2/15/2017 (Insured; FGIC)                                                          1,945,000                2,103,693

Northside Independent School District

  (Permanent School Fund Guaranteed)

   4.75%, 8/15/2024                                                                           4,000,000                3,854,640

Spring Independent School District

  (Permanent School Fund Guaranteed)

   4.50%, 8/15/2020                                                                           1,365,000                1,322,931

VIRGINIA--3.2%

Fairfax County Economic Development Authority, LR

  (Government Center Properties)

   5.50%, 5/15/2014                                                                           1,000,000                1,042,060

Hampton Redevelopment and Housing Authority,

  Senior Living Association Revenue

   5.875%, 7/20/2016                                                                          1,825,000                1,892,123

Newport News (General Improvement):

   5.50%, 7/1/2011 (Insured; MBIA)                                                            2,185,000                2,402,451

   5.625%, 7/1/2015 (Insured; MBIA)                                                           1,000,000                1,063,340

Riverside Regional Jail Authority, Jail Facilities Revenue

   5.875%, 7/1/2014 (Insured; MBIA)                                                             475,000                  526,937

Virginia Housing Development Authority

   (Commonwealth Mortgage) 5.45%, 1/1/2016                                                    1,000,000                1,057,550

WASHINGTON--1.0%

Energy Northwest, Wind Project Revenue

   5.875%, 7/1/2020                                                                           1,375,000                1,378,520

Seatac Local Option Transportation, Tax Revenue

   6.50%, 12/1/2013 (Insured; MBIA)                                                              45,000                   48,501

Tacoma, Conservation Systems Project Revenue

  (Tacoma Public Utilities Division)

   6.60%, 1/1/2015                                                                            1,000,000                1,094,460


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA--.5%

Pleasants County, PCR (West Penn Power Co.)

   6.15%, 5/1/2015 (Insured; AMBAC)                                                           1,000,000                1,111,870

WISCONSIN--1.3%

Badger Tobacco Asset Securitization Corp.,

  Tobacco Settlement Asset-Backed Bonds

   7%, 6/1/2028                                                                               2,000,000                2,110,280

Housing Authority of the City of Milwaukee,

  Multifamily Housing Revenue

   (Veterans Housing Projects) 5.10%, 7/1/2022                                                1,000,000                1,026,000

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $239,389,707)                                                                                               245,124,465

SHORT-TERM MUNICIPAL INVESTMENTS--1.1%
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--.4%

Massachusetts Central Artery, VRDN 1.90%                                                      1,000,000  (d)           1,000,000

NEW YORK--.7%

New York City, VRDN 1.80% (Insured; MBIA)                                                     1,800,000  (d)           1,800,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $2,800,000)                                                                                                   2,800,000

TOTAL INVESTMENTS (cost $242,189,707)                                                              99.9%             247,924,465

CASH AND RECEIVABLES (NET)                                                                           .1%                 200,406

NET ASSETS                                                                                        100.0%             248,124,871

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

CMAC                      Capital Market Assurance
                             Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                             Association

GO                        General Obligation

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

SFHR                      Single Family Housing Revenue

SFMR                      Single Family Mortgage Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              49.9

AA                               Aa                              AA                                               30.6

A                                A                               A                                                 8.1

BBB                              Baa                             BBB                                               7.3

BB                               Ba                              BB                                                 .1

B                                B                               B                                                 1.7

F1+,F-1                          MIG1, VMIG/& P1                 SP1, A1                                           1.1

Not Rated( e)                    Not Rated( e)                   Not Rated( e)                                     1.2

                                                                                                                 100.0

(A)  PURCHASED ON A DELAYED DELIVERY BASIS.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

(F)  AT AUGUST 31, 2002,  THE  PORTFOLIO HAD  $62,524,540  (25.2%) OF NET ASSETS
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM HOUSING PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           242,189,707   247,924,465

Cash                                                                    324,110

Interest receivable                                                   3,191,167

Prepaid expenses                                                         12,502

                                                                    251,452,244
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            72,105

Payable for investment securities purchased                           3,214,510

Accrued expenses                                                         40,758

                                                                      3,327,373
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      248,124,871
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     246,940,194

Accumulated undistributed investment income--net                         32,247

Accumulated net realized gain (loss) on investments                  (4,582,328)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      5,734,758
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      248,124,871
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      18,170,323

NET ASSET VALUE, offering and redemption price per share ($)              13.66

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF OPERATIONS

Year Ended August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     13,302,747

EXPENSES:

Management fee--Note 3(a)                                            1,490,966

Shareholder servicing costs--Note 3(b)                                 227,560

Custodian fees                                                          29,344

Professional fees                                                       26,059

Registration fees                                                       20,969

Prospectus and shareholders' reports                                    12,931

Directors' fees and expenses--Note 3(c)                                  5,855

Loan commitment fees--Note 2                                             3,271

Miscellaneous                                                           24,261

TOTAL EXPENSES                                                       1,841,216

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (719,721)

NET EXPENSES                                                         1,121,495

INVESTMENT INCOME--NET                                              12,181,252
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (2,208,555)

Net unrealized appreciation (depreciation) on investments            1,244,800

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (963,755)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,217,497

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended August 31,
                                             -----------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         12,181,252            12,081,816

Net realized gain (loss) on investments        (2,208,555)            2,596,979

Net unrealized appreciation (depreciation)
   on investments                               1,244,800             8,386,692

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,217,497            23,065,487
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (12,035,641)          (12,081,816)

Net realized gain on investments                 (171,266)              (61,368)

TOTAL DIVIDENDS                               (12,206,907)          (12,143,184)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  48,745,923            75,087,237

Dividends reinvested                            8,001,242             7,899,534

Cost of shares redeemed                       (67,978,517)          (60,573,514)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (11,231,352)           22,413,257

TOTAL INCREASE (DECREASE) IN NET ASSETS       (12,220,762)           33,335,560
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           260,345,633           227,010,073

END OF PERIOD                                 248,124,871           260,345,633

Undistributed investment income--net               32,247                   --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,625,091             5,649,741

Shares issued for dividends reinvested            595,704               593,047

Shares redeemed                                (5,063,413)           (4,540,207)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (842,618)            1,702,581

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                 Year Ended August 31,
                                                            ---------------------------------------------------------------------
                                                                 2002(a)       2001         2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.69         13.11        12.98         14.01         13.60

Investment Operations:

Investment income--net                                            .66(b)        .67          .66           .66           .69

Net realized and unrealized
   gain (loss) on investments                                    (.03)          .58          .13          (.86)          .60

Total from Investment Operations                                  .63          1.25          .79          (.20)         1.29

Distributions:

Dividends from investment
   income--net                                                   (.65)         (.67)        (.66)         (.66)         (.69)

Dividends from net realized gain
   on investments                                                (.01)          .00(c)       .00(c)       (.17)         (.19)

Total Distributions                                              (.66)         (.67)        (.66)         (.83)         (.88)

Net asset value, end of period                                  13.66         13.69        13.11         12.98         14.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.72          9.80         6.41         (1.63)         9.78
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                          .45           .45          .45           .45           .45

Ratio of net investment income
   to average net assets                                         4.90          5.01         5.22          4.79          4.97

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .29           .32          .33           .31           .36

Portfolio Turnover Rate                                         31.28         53.90        58.05         87.54         43.39
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                248,125       260,346      227,010       246,861       189,957

(A)  AS REQUIRED,  EFFECTIVE  SEPTEMBER 1, 2001,  THE  PORTFOLIO HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A SCIENTIFIC  BASIS, FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     AUGUST 31, 2002 WAS TO INCREASE  NET  INVESTMENT  INCOME AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASED THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM  4.86% TO  4.90%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS
     CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Municipal Bond Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio' s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (" Manager" ) serves as the portfolio' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold to the public without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the portfolio received net earnings credits of $6,821 during the period ended August 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $21,770, accumulated capital losses $3,672,872 and unrealized appreciation $5,939,131. In addition, the portfolio had $931,179 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $1,648,063 of the carryover expires in fiscal 2008, $746,743 expires in fiscal 2009 and $1,278,066 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2002 and August 31, 2001, respectively, were as follows: tax exempt income of $12,035,641 and $12,081,816, ordinary income $171,266 and $61,368.

During the period ended August 31, 2002, as a result of permanent book to tax differences, the portfolio decreased accumulated undistributed investment income-net by $313,075, increased net realized gain (loss) on investments by $84,310 and increased paid-in capital by $228,765. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of the borrowings. During the period ended August 31, 2002, the portfolio did not borrow under the Facility.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement ("Agreement")with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, if the portfolio's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the portfolio's average daily net assets. The portfolio may deduct from payments to be made to the Manager under the Agreement, or the Manager will bear, such excess expenses. The reduction in management fee, pursuant to the undertaking, amounted to $719,721 during the period ended August 31, 2002.

(B) Under the Shareholder Services Plan, the portfolio reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2002, the portfolio was charged $158,037 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended August 31, 2002, the portfolio was charged $50,504 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2002, amounted to $76,099,583, and $80,890,368, respectively.

At August 31, 2002, the cost of investments for federal income tax purposes was $241,985,334; accordingly, accumulated net unrealized appreciation on investments was $5,939,131, consisting of $8,799,715 gross unrealized appreciation and $2,860,584 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle:

As required, effective September 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to September 1, 2001, the portfolio amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $199,711 increase in accumulated undistributed investment income-net and a corresponding $199,711 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the portfolio on August 31, 2001.

The effect of this change for the period ended August 31, 2002 was to increase net investment income by $113,363, decrease net unrealized appreciation (depreciation) by $4,662, and decrease net realized gains (losses) by $108,701. The statement of changes in net assets and financial highlights for the prior periods, have not been restated to reflect this change in presentation.

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus BASIC Municipal Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Bond Portfolio (one of the series comprising Dreyfus BASIC Municipal Fund, Inc.), as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Bond Portfolio at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
October 1, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the portfolio hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2002 as "exempt-interest dividends" (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the portfolio's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David W. Burke (66)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                              --------------

Samuel Chase (70)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Gordon J. Davis (60)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner, LeBoeuf, Lamb, Greene & MacRae

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies, Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 30


Joni Evans (60)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Arnold S. Hiatt (74)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee

* John Merck Fund, a charitable trust, Trustee

* Business for Social Responsibility, Chairman

* American Academy of Arts and Sciences, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Burton N. Wallack (51)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                        The Portfolio

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.


NOTES


                For More Information

                        Dreyfus BASIC Municipal Bond Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

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Call 1-800-645-6561

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to info@dreyfus.com

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(c) 2002 Dreyfus Service Corporation                                  125AR0802